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                                                                Exhibit 10.38


                                  AMENDMENT TO

                              REINSURANCE AGREEMENT

                                   BETWEEN THE

                ALLSTATE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                          (HEREINAFTER "ALLSTATE LIFE")

This Amendment to the Reinsurance Agreement between ALLSTATE and ALLSTATE LIFE dated June 1, 1992 (hereinafter "Agreement"), shall be effective as of January 1, 1993.

This Agreement is hereby amended as follows:

1.   Schedule A is replaced by the following:

                        ELIGIBLE AND INELIGIBLE POLICIES

          This Agreement covers all hospitalization and disability insurance issued directly by ALLSTATE under Master Policy Number LGU 10041 after the Effective Date of this Agreement, except for coverage Issued in the state of New York.

2. Nothing in this Amendment shall be construed as changing the terms of the Agreement, other than those specifically set out in this Amendment; provided, however, that any provision of Agreement that may be in conflict with the terms of this Amendment, shall be construed such that it conforms to this Amendment.

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed in duplicate by their respective officers on the date shown below.

ALLSTATE INSURANCE COMPANY of Northbrook, Illinois

By /s/ Paul Feightner
   -----------------
Title  Vice President
Date   April 22, 1993

ALLSTATE LIFE INSURANCE COMPANY of Northbrook, Illinois

By /s/ Charles F. Thalheimer
   -------------------------
Title  Assistant Vice President
Date   April 19, 1993